Exhibit 10.2

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

June 1, 2015

among

PPL ENERGY SUPPLY, LLC,

the Subsidiaries of the Borrower

from time to time party hereto

and

CITIBANK, N.A.,

as Collateral Trustee

TABLE OF CONTENTS

		Page

ARTICLE I.

Definitions

SECTION 1.01.	Intercreditor Agreement and Credit Agreement	2
SECTION 1.02.	Other Defined Terms	2

ARTICLE II.

Guarantee

SECTION 2.01.	Guarantee	5
SECTION 2.02.	Guarantee of Payment	5
SECTION 2.03.	No Limitations, Etc.	5
SECTION 2.04.	Reinstatement	6
SECTION 2.05.	Agreement To Pay; Subrogation	6
SECTION 2.06.	Information	7
SECTION 2.07.	Keepwell	7
SECTION 2.08.	Limitation	7

ARTICLE III.

Pledge of Securities

SECTION 3.01.	Pledge	7
SECTION 3.02.	Delivery of the Pledged Collateral	8
SECTION 3.03.	Representations, Warranties and Covenants	9
SECTION 3.04.	Certification of Limited Liability Company Interests and Limited Partnership Interests	10
SECTION 3.05.	Registration in Nominee Name; Denominations	10
SECTION 3.06.	Voting Rights; Dividends and Interest, Etc.	10

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01.	Security Interest	12
SECTION 4.02.	Representations and Warranties	14
SECTION 4.03.	Covenants	15
SECTION 4.04.	Other Actions	17
SECTION 4.05.	Intellectual Property	18

ARTICLE V.

Remedies

SECTION 5.01.	Remedies Upon Default	19

-i-

Schedules

Schedule I	Grantor Information
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Certain Uncertificated Limited Liability Companies and Limited Partnerships
Schedule V	Commercial Tort Claims

Exhibits

Exhibit A	Form of Supplement

-ii-

GUARANTEE AND COLLATERAL AGREEMENT dated as of June 1, 2015 (this “Agreement”), among PPL ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiaries of the Borrower from time to time party hereto and CITIBANK, N.A. (“Citi”), as collateral trustee (in such capacity, the “Collateral Trustee”).

PRELIMINARY STATEMENT

Reference is made to (i) the Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, replaced or otherwise modified and/or supplemented from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and Citi, as administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Trustee, which sets forth the terms and conditions under which the Lenders (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the Borrower, (ii) the credit agreement (as amended, restated, amended and restated, replaced or otherwise modified and/or supplemented from time to time, the “Other Credit Agreement”) which may be entered into on a future date, among the Borrower, Citicorp USA, Inc., as issuing bank (the “Issuing Bank”), the lenders from time party thereto (together with the Issuing Bank, the “Other Lenders”), Citicorp USA, Inc., as administrative agent (in such capacity, the “Other Administrative Agent”), and the Collateral Trustee, (iii) the reimbursement agreement (as amended, restated, amended and restated, replaced or otherwise modified and/or supplemented from time to time, the “Reimbursement Agreement”) which may be entered into on a future date, between the Borrower and Citibank, N.A. (the “L/C Issuer”) and (iv) the Collateral Trust and Intercreditor Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, the Administrative Agent, the Subsidiaries of the Borrower from time to time party thereto and certain other Persons from time to time party thereto, which, among other things, appoints the Collateral Trustee as collateral trustee thereunder, and sets forth the interests, rights, powers and remedies of the First-Lien Secured Parties in respect of the Collateral.

The obligations of the Lenders to extend credit to the Borrower under the Credit Agreement are conditioned upon, among other things, the execution and delivery of this Agreement by the Borrower and each Subsidiary Guarantor to the Collateral Trustee for the benefit of the First-Lien Secured Parties. The Borrower or any Subsidiary Guarantor may from time to time enter into Secured Commodity Hedges, Secured Interest Rate Hedges, Secured Treasury Services Agreements or other Additional First-Lien Indebtedness Agreements in accordance with, and subject to the terms and conditions of, the Intercreditor Agreement to the extent permitted (if addressed therein, or, otherwise, not prohibited) under the terms of the applicable Financing Documents in effect at such time, in each case secured on a first priority basis by the Lien on the Collateral pursuant to the terms of this Agreement and the other Security Documents for the benefit of the First-Lien Secured Parties.

Each Subsidiary Guarantor is a Subsidiary of the Borrower, will derive substantial benefits from the extension of credit to the Borrower or the issuance of letters of credit at the request of the Borrower pursuant to the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement and the other extensions of credit and accommodations of the First-Lien Secured Parties under the Financing Documents and is willing to execute and deliver this Agreement in order to induce the Lenders, any Other Lender and any L/C Issuer to extend such credit and to issue such letters of credit. Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01. Intercreditor Agreement and Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Intercreditor Agreement, or, if not defined therein, in the Credit Agreement as originally in effect on the date hereof. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. Except as expressly set forth in Section 4.01(a), Section 7.12 and Section 7.13, or required by applicable law, all references to the Uniform Commercial Code shall mean the New York UCC.

(b) The rules of construction set forth in Section 1.2, Section 1.3 and Section 1.4 of the Intercreditor Agreement also apply to this Agreement as if incorporated herein mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Article 9 Collateral” shall have the meaning assigned to such term in Section 4.01.

“Borrower” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Claiming Grantor” shall have the meaning assigned to such term in Section 6.02.

“Collateral” shall mean the Article 9 Collateral and the Pledged Collateral, which, for the avoidance of doubt, excludes all Excluded Assets.

“Collateral Trustee” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Contract” shall have the meaning assigned to such term in Section 4.01(a).

“Contributing Grantor” shall have the meaning assigned to such term in Section 6.02.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, including those listed on Schedule III hereto, or any other country and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country).

“Excluded Assets” shall have the meaning assigned to such term in the Credit Agreement.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 5.04.

“General Intangibles” shall mean all “general intangibles”, as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, agreements giving rise to Hedging Obligations and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” shall mean any nation or government, or any state, province, territory or other political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, or any governmental or non-governmental authority regulating the generation and/or transmission of energy, including ERCOT.

“Grantors” shall mean the Borrower and the Subsidiary Guarantors.

“Guaranteed Obligations” shall mean with respect to any Grantor, all Obligations of any other Grantor with respect to the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement, any Additional First-Lien Indebtedness Agreement (as defined in the Intercreditor Agreement) (including, if applicable, the Secured Trading Facility), Secured Interest Rate Hedges, Secured Commodity Hedges, Secured Treasury Services Agreements and any other Financing Document to which such other Grantor is party (excluding any Excluded Hedging Obligations); provided that in no event will any Grantor have any Guaranteed Obligations with respect to its own Obligations.

“Guaranty” shall mean, collectively, the guaranties made by the Grantors pursuant to Article II together with each supplement delivered pursuant to Section 7.14.

“Insurance” shall mean (a) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Trustee is the loss payee thereof) and (b) any key man life insurance policies.

“Intellectual Property” shall mean all intellectual property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intercreditor Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“L/C Issuer” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“License” shall mean any Patent License, Trademark License or Copyright License, including those listed on Schedule III hereto.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Other Administrative Agent” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all United States patents or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for United States patents or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III hereto, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Pledged Collateral” shall have the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.01.

“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall have the meaning assigned to such term in Section 3.01.

“Primary Grantor” shall have the meaning assigned to such term in Section 6.01.

“Qualified ECP Guarantor” means, in respect of any Hedging Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Hedging Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Registered Intellectual Property” shall mean all registrations and applications for registration of Trademarks, Patents and Copyrights issued by, or filed with, any Government Authority.

“Reimbursement Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Security Interest” shall have the meaning assigned to such term in Section 4.01.

“Subsidiary Guarantor” shall mean (a) the Subsidiaries listed on the signature pages hereto as Subsidiary Guarantors and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Closing Date.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, now existing or hereafter adopted or acquired, and all registrations and applications for registration filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any state of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III hereto, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II.

Guarantee

SECTION 2.01. Guarantee. Each Grantor unconditionally and irrevocably guarantees, jointly with the other Grantors and severally, as a primary obligor and not merely as a surety, to the Collateral Trustee, for the benefit of the First-Lien Secured Parties the due and punctual payment and performance of the Guaranteed Obligations. Each Grantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each Grantor waives presentment to, demand of payment from and protest to the Borrower or any other Credit Party of any Guaranteed Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each Grantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Trustee or any other First-Lien Secured Party to any security held for the payment of the Guaranteed Obligations or credit on the books of the Collateral Trustee or any other First-Lien Secured Party in favor of the Borrower or any other person.

SECTION 2.03. No Limitations, Etc.

(a) Except for termination of a Grantor’s obligations hereunder as expressly provided in Section 7.13, the obligations of each Grantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Grantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Trustee or any other First-Lien Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Financing Document or otherwise, (ii) any rescission, waiver, amendment or modification of any of the terms or provisions of any Financing Document or any other agreement, including with respect to any other Grantor under this Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Trustee or any other First-Lien Secured Party for the Guaranteed Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Grantor or otherwise operate as a discharge of any Grantor as a matter of law or equity (other than the Discharge of Obligations in accordance with the Intercreditor Agreement). Each Grantor expressly authorizes the Collateral Trustee to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations in accordance with the terms of the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement and the other Financing Documents, all without affecting the obligations of any Grantor hereunder.

(b) To the fullest extent permitted by applicable law, each Grantor waives any defense based on or arising out of any defense of the Borrower or any other Credit Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Credit Party, other than the Discharge of Obligations in accordance with the Intercreditor Agreement. To the extent an Event of Default shall have occurred and be continuing, the Collateral Trustee and the other First-Lien Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Credit Party or exercise any other right or remedy available to them against the Borrower or any other Credit Party, without affecting or impairing in any way the liability of any Grantor hereunder except to the extent of a Discharge of Obligations in accordance with the Intercreditor Agreement. To the fullest extent permitted by applicable law, each Grantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Grantor against the Borrower or any other Credit Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Grantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Collateral Trustee or any other First-Lien Secured Party upon the bankruptcy or reorganization of the Borrower, any other Credit Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Trustee or any other First-Lien Secured Party has at law or in equity against any Grantor by virtue hereof, upon the failure of the Borrower or any other Credit Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Grantor hereby unconditionally and irrevocably agrees to and will forthwith pay, or cause to be paid, to the Collateral Trustee for distribution to the applicable First-Lien Secured Parties in cash the amount of such unpaid Guaranteed Obligation to the maximum extent permitted by law so as to maximize the aggregate amount paid to the First-Lien Secured Parties under or in respect of the Financing Documents. Upon payment by any Grantor of any sums to the Collateral Trustee as provided above, all rights of such Grantor against any other Grantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Grantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Credit Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Grantor assumes and incurs hereunder, and agrees that neither the Collateral Trustee nor any other First-Lien Secured Party will have any duty to advise such Grantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under the Guaranty in respect of Hedging Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07, or otherwise under the Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until a discharge of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 2.08. Limitation. Each Grantor, and, by its acceptance of this Agreement, the Collateral Trustee and each other First-Lien Secured Party, hereby confirms that it is the intention of all such Persons that the Guaranty and the Guaranteed Obligations of each Grantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act (or any successor thereto), the Uniform Fraudulent Transfer Act (or any successor thereto) or any similar foreign, federal or state law to the extent applicable to the Guaranty and the Guaranteed Obligations of the Grantors hereunder. To effectuate the foregoing intention, the Collateral Trustee, the other First-Lien Secured Parties and the Grantors hereby irrevocably agree that the Guaranteed Obligations of each Grantor under the Guaranty at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Grantor under the Guaranty not constituting a fraudulent transfer or conveyance after giving full effect to the liability under the Guaranty and its related contribution rights set forth in this Agreement.

ARTICLE III.

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Trustee, its successors and assigns, for the benefit of the First-Lien Secured Parties, and hereby grants to the Collateral Trustee, its successors and assigns, for the ratable benefit of the First-Lien Secured Parties, a security interest in and a continuing Lien on, all of such Grantor’s (other than any Excluded Asset) right, title and interest in, to and under (a) (i) the Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule II (but excluding any Excluded Assets)), (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “Pledged Stock”), (b) (i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such

Grantor on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “Pledged Debt Securities”), (c) all other property that may be delivered to and held by the Collateral Trustee pursuant to the terms of this Section 3.01, (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above, (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above (but excluding any Excluded Assets) being collectively referred to as the “Pledged Collateral”); provided that at any time any Existing PPL Notes or Existing RJS Debt remains outstanding, the principal amount of Obligations secured by Collateral of the Borrower (other than Capital Stock of any subsidiary of the Borrower that is not a Material Subsidiary (as defined in any indenture governing any Existing PPL Notes or Existing RJS Debt)) shall be deemed limited to an amount not to exceed 10% of the total assets of the Borrower specified in the most recent audited balance sheet of the Borrower prior to the date of determination; provided further that in no event shall the Collateral Trustee take any voting, remedial or other action with respect to any Collateral directly or indirectly constituting Capital Stock of PPL Interstate Energy Company unless and until all authorizations, approvals and other actions by, and all notices to and filings with, all Governmental Authorities necessary under any Applicable Law to take such action have been obtained, taken and made, as applicable (including without limitation the prior filing with and approval of the Pennsylvania Public Utility Commission).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Trustee, its successors and assigns, for the benefit of the First-Lien Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral.

(a) Each Grantor agrees promptly (and in any event within the time period specified in Section 9.10 of the Credit Agreement) to deliver or cause to be delivered to the Collateral Trustee any and all certificates, instruments or other documents representing or evidencing Pledged Stock.

(b) Subject to the thresholds in Section 4.04(a) and Section 4.04(b), each Grantor agrees promptly (and in any event within the time period specified in Section 9.10 of the Credit Agreement) to deliver or cause to be delivered to the Collateral Trustee any and all Pledged Debt Securities.

(c) Upon delivery to the Collateral Trustee, (i) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Collateral Trustee and duly executed in blank and by such other instruments and documents as the Collateral Trustee may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Trustee may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the applicable securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. To induce the First-Lien Secured Parties to enter into the applicable Financing Documents and to make their respective extensions of credit and issuances of letters of credit to or at the request of the applicable Grantor thereunder, the Grantors jointly and severally represent and warrant to and, solely with respect to Section 3.03(c)(i), Section 3.03(c)(iii), Section 3.03(c)(iv), Section 3.03(d), Section 3.03(e)(ii) and Section 3.03(g) covenant with, the Collateral Trustee, for the benefit of the First-Lien Secured Parties, that:

(a) Schedule II correctly sets forth on the date hereof the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder;

(b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

(c) except for the Security Interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement and the other applicable Financing Documents, will continue to be the direct owner, beneficially and of record, of the Pledged Collateral indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens (other than Liens permitted by the Financing Documents and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents), (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than in compliance with the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement and the other applicable Financing Documents, and (iv) subject to Section 3.06, will cause any and all Pledged Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Collateral Trustee and pledged or assigned hereunder;

(d) except for restrictions and limitations imposed by the Financing Documents or securities laws generally and as do not violate the requirements of the applicable Financing Documents, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Trustee of rights and remedies hereunder;

(e) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than any Lien created or permitted by the Financing Documents), however arising, of all Persons whomsoever;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities are delivered to the Collateral Trustee in accordance with this Agreement, the Collateral Trustee will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

(h) the pledge effected hereby is effective to vest in the Collateral Trustee, for the ratable benefit of the First-Lien Secured Parties, the rights of the Collateral Trustee in the Pledged Collateral as set forth herein and all action by any Grantor necessary or desirable to protect and perfect the Lien on the Pledged Collateral has been duly taken.

SECTION 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each Grantor represents and warrants that each interest held by it in any limited liability company or limited partnership which is a Subsidiary and pledged hereunder (other than the uncertificated limited liability company and limited partnership interests, as of the Closing Date, set forth on Schedule IV) is represented by a certificate, and is a “security” within the meaning of, and is governed by, the Uniform Commercial Code of the State of Delaware and each other applicable jurisdiction. Each Grantor hereby agrees not to vote, enable or take any other action to cause any of the entities set forth on Schedule IV and any Subsidiaries acquired after the Closing Date which are limited liability companies or limited partnerships the Grantor’s interest in which are not securities (for the purposes of the Uniform Commercial Code) (together, the “Uncertificated Subsidiaries”) on the date hereof or at the time of acquisition to elect or otherwise take any action to cause the interests in such Uncertificated Subsidiaries to be treated as securities for purposes of the Uniform Commercial Code; provided, however, notwithstanding the foregoing, if any Uncertificated Subsidiary takes any such action in violation of the foregoing, the Grantor holding such interests shall promptly notify the Collateral Trustee in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Trustee’s “control” (within the meaning of Section 8-106 of the UCC) thereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Pledged Securities shall be in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Trustee, but following the occurrence and during the continuance of an Event of Default the Collateral Trustee shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Collateral Trustee copies of any notices or other communications received by it with respect to Pledged Securities in its capacity as the registered owner thereof. After the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, Etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Trustee shall have given the Borrower or the Grantors prior notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Insolvency or Liquidation Proceeding which gives rise to an Event of Default):

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement and the other Financing Documents; provided, however, that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Trustee or the other First-Lien Secured Parties under this Agreement or the Credit Agreement or any Other Credit Agreement or any Reimbursement Agreement or any other Financing Document or the ability of the First-Lien Secured Parties to exercise the same.

(ii) The Collateral Trustee shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement and the other Financing Documents; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities (other than, for the avoidance of doubt, property, including cash, that does not constitute Pledged Stock or Pledged Debt Securities), whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the First-Lien Secured Parties and shall be forthwith delivered to the Collateral Trustee in the same form as so received (with any necessary endorsement or instrument of assignment).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Trustee shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Trustee, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Trustee upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Trustee pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Trustee in an account to be established by the Collateral Trustee upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Administrative Agent, any applicable Other Administrative Agent and any applicable L/C Issuer certificates to that effect, the Collateral Trustee shall, at the request of such Grantor, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Trustee shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any

Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Trustee under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required First-Lien Secured Parties, the Collateral Trustee shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. Each Grantor agrees, upon the occurrence and during the continuance of an Event of Default, to grant the Collateral Trustee a proxy and to promptly at such time deliver to the Collateral Trustee such additional proxies and other documents as may be necessary to allow the Collateral Trustee to exercise such voting and consensual rights and powers.

(d) Any notice given by the Collateral Trustee to the Grantors exercising its rights under paragraph (a) of this Section 3.06 (i) must be given in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 3.06 in part without suspending all such rights (as specified by the Collateral Trustee in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Trustee’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Trustee, its successors and assigns, for the benefit of the First-Lien Secured Parties, and hereby grants to the Collateral Trustee, its successors and assigns, for the benefit of the First-Lien Secured Parties, a security interest in and continuing lien on (the “Security Interest”) all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles and Intellectual Property;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) all Letter of Credit Rights;

(xi) all Commercial Tort Claims, including those described on Schedule V hereto;

(xii) all Insurance;

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all Supporting Obligations, Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Article 9 Collateral include nor the security interest granted under this Section 4.01 attach to any Excluded Assets. Furthermore, any assets or property constituting “Excluded Assets” are expressly excluded from each term used in the definition of Collateral (and any component definition thereof).

Notwithstanding the foregoing, in no event shall the Grantors be required to perfect any security interest through control (as defined in the New York UCC), including any control agreements, in respect of any cash, deposit accounts, securities accounts, Letter-of-Credit Rights or any proceeds, interest, income or profit therefrom.

Notwithstanding the foregoing, in no event shall the Collateral Trustee take any voting, remedial or other action with respect to any Collateral directly or indirectly constituting Capital Stock of PPL Interstate Energy Company unless and until all authorizations, approvals and other actions by, and all notices to and filings with, all Governmental Authorities necessary under any Applicable Law to take such action have been obtained, taken and made, as applicable (including without limitation the prior filing with and approval of the Pennsylvania Public Utility Commission).

(b) Each Grantor hereby irrevocably authorizes the Collateral Trustee at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the Article 9 Collateral as described herein or in any other manner as the Collateral Trustee may determine, in its reasonable discretion, is reasonably necessary, advisable or prudent to ensure the perfection of the Security Interest granted herein, (ii) indicate the Article 9 Collateral as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect, and (iii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Trustee promptly upon request.

(c) The Collateral Trustee is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Trustee as the secured party.

(d) The Security Interest is granted as security only and shall not subject the Collateral Trustee or any other First-Lien Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties. To induce the First-Lien Secured Parties to enter into the applicable Financing Documents and to make their respective extensions of credit and issuances of letters of credit to or at the request of the applicable Grantor thereunder, the Grantors jointly and severally represent and warrant to the Collateral Trustee for the benefit of the First-Lien Secured Parties that:

(a) Schedule I hereto accurately sets forth as of the Closing Date the exact legal name, organizational type, jurisdiction of organization or formation and organizational identification number (if any) of each Grantor. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Trustee based upon the information provided to the Administrative Agent and the First-Lien Secured Parties in Schedule I for filing in each governmental, municipal or other office specified in Schedule I or specified by notice from the Borrower to the Administrative Agent, any Other Administrative Agent and any L/C Issuer after the Closing Date in the case of filings, recordings or registrations required by the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Trustee (for the ratable benefit of the First-Lien Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof (or a fully executed short form agreement in form and substance reasonably satisfactory to the Collateral Trustee), and containing a description of all Article 9 Collateral consisting of United States Patents and applications therefor, United States registered Trademarks (and Trademarks for which United States registration applications are pending other than intent-to-use applications) and United States registered Copyrights has been delivered to the Collateral Trustee for filing with and recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Trustee (for the ratable benefit of the First-Lien Secured Parties) in respect of all such Article 9 Collateral.

(b) The Security Interest granted to the Collateral Trustee for the benefit of the First-Lien Secured Parties constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings and other actions described in Section 4.02(a), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to the filings and other actions described in Section 4.02(a), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or with respect to certain Intellectual Property fully executed short form agreements in form and substance reasonably satisfactory to the Collateral Trustee) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents.

(c) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents. Except to the extent permitted pursuant to the Financing Documents or any other Financing Document, no Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Patent, Trademark or Copyright constituting Article 9 Collateral or any security agreement or similar instrument covering any Patent, Trademark or Copyright constituting Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents. Schedule V hereto is a true and complete schedule of all Commercial Tort Claims (including a summary description) in respect of which a complaint or a counterclaim has been filed by or on behalf of any Grantor seeking damages in an amount in excess of $5,000,000 individually (or $15,000,000 in the aggregate, for all such amounts that are $5,000,000 or less).

(d) Schedule III hereto accurately sets forth, as of the date hereof, each Patent, Copyright registration, registered Trademark and exclusive Copyright License.

SECTION 4.03. Covenants.

(a) Each Grantor agrees promptly (and in any event within 60 days or such later date as may be agreed to by the Collateral Trustee) to notify the Collateral Trustee in writing of any change in (i) its legal name, (ii) its identity or type of organization, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Trustee with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Trustee to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral.

(b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, upon the occurrence and during the continuance of an Event of Default, promptly to prepare, if requested by the Collateral Trustee, and deliver to the Collateral Trustee a duly certified schedule or schedules in form and detail satisfactory to the Collateral Trustee showing the identity, amount and location of any and all Article 9 Collateral.

(c) Each Grantor shall, at its own expense, take any and all actions reasonably necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Trustee in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents.

(d) Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions reasonably necessary as the Collateral Trustee may from time to time reasonably request and which are necessary to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and, subject to Section 4.04(a) and Section 4.04(b), delivered to the Collateral Trustee, duly endorsed in a manner satisfactory to the Collateral Trustee.

(e) At its option, the Collateral Trustee may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement, this Agreement or the other applicable Financing Documents, and each Grantor jointly and severally agrees to reimburse the Collateral Trustee on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Trustee pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Trustee or any First-Lien Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Financing Documents.

(f) Except in each case as would not reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement), each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument that constitutes Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Trustee and the First-Lien Secured Parties from and against any and all liability for such performance in accordance with Section 13.01 of the Credit Agreement.

(g) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except, in each case, as expressly permitted by the Credit Agreement, any Other Credit Agreement and any

Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents. No Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents.

(h) Each Grantor, at its own expense, shall maintain or cause to be maintained Insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement and the requirements of any other applicable Financing Documents. Each Grantor irrevocably makes, constitutes and appoints the Collateral Trustee (and all officers, employees or agents designated by the Collateral Trustee) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of Insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement, any Other Credit Agreement or any Reimbursement Agreement or any other applicable Financing Documents or to pay any premium in whole or part relating thereto, the Collateral Trustee may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Trustee deems advisable. All sums disbursed by the Collateral Trustee in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Trustee and shall be additional Obligations secured hereby.

SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Trustee to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral (and only to the extent the following consist of Article 9 Collateral:

(a) Instruments. Each Grantor shall upon Collateral Trustee’s request during the continuance of an Event of Default, deliver to the Collateral Trustee within five (5) Business Days of such request all Instruments in an amount in excess of $5,000,000 individually (or $15,000,000 in the aggregate, for all such amounts that are $5,000,000 or less), accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Trustee may specify. No Grantor shall at any time deliver any Instrument described in the preceding sentence to any Person other than the Collateral Trustee. Upon the Collateral Trustee’s request, each Grantor shall promptly provide to the Collateral Trustee a list of all such Instruments held by any Grantor.

(b) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated security in an amount in excess of $5,000,000 individually (or $15,000,000 in the aggregate, for all such amounts that are $5,000,000 or less) such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Trustee, accompanied by such undated instrument of transfer or assignment duly executed in blank as the Collateral Trustee may from time to time specify. If any security in an amount in excess of $5,000,000 individually (or $15,000,000 in the aggregate, for all such amounts that are $5,000,000 or less) now or hereafter acquired by any Grantor is uncertificated and is issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Trustee thereof and, at the Collateral Trustee’s request, pursuant to an agreement in form and substance satisfactory to the Collateral Trustee, either (i) cause the issuer to agree to comply with instructions from the Collateral Trustee as to such securities, without further consent of any Grantor or such nominee, or (ii) upon the occurrence and during the continuance of an Event of Default, at the option of the Collateral Trustee, arrange for the Collateral Trustee to become the registered owner of the securities.

(c) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest, in an amount in excess of $5,000,000 individually (or $15,000,000 in the aggregate, for all such amounts that are $5,000,000 or less) in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Trustee thereof and, at the request of the Collateral Trustee, shall take such action as the Collateral Trustee may reasonably request to vest in the Collateral Trustee control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Trustee agrees with such Grantor that the Collateral Trustee will arrange, pursuant to procedures reasonably satisfactory to the Collateral Trustee and so long as such procedures will not result in the Collateral Trustee’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(d) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5,000,000 individually (or $15,000,000 in the aggregate, for all such amounts that are $5,000,000 or less) the Grantor shall promptly notify the Collateral Trustee thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Trustee, for the ratable benefit of the First-Lien Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Trustee.

SECTION 4.05. Intellectual Property. Whenever a Grantor, either by itself or through any agent, employee, licensee or designee, shall acquire any United States Registered Intellectual Property or file an application for any Registered Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office (other than as a result of any pending application of which such Grantor has already provided notice becoming registered or issued), such Grantor shall promptly (but in any event within 90 days or such later date as may be agreed by the Collateral Trustee) report such filing to the Collateral Trustee and execute and deliver, and have timely recorded with the United States Patent and Trademark Office or United States Copyright Office, a short form security agreement substantially in the same form as any such agreement delivered on the Closing Date or such other form reasonably acceptable to the Collateral Trustee and take all other actions requested by the Collateral Trustee to evidence the Collateral Trustee’s security interest in any such Registered Intellectual Property included in the Collateral.

ARTICLE V.

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Trustee on demand, and it is agreed that the Collateral Trustee shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand and, other than in violation of any law, rule or regulation applicable to such Grantor or any then-existing agreements or licensing arrangements to the extent that waivers cannot be obtained, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Trustee, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Trustee shall reasonably determine, and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Trustee shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Trustee shall deem appropriate. The Collateral Trustee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Trustee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Trustee shall give each applicable Grantor 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Trustee’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Trustee may reasonably fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Trustee may reasonably determine. The Collateral Trustee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any First-Lien Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law) the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such First-Lien Secured Party from any Grantor as a credit against the purchase price, and such First-Lien Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property to the fullest extent permitted by applicable law. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Trustee may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Upon the occurrence and during the continuance of an Event of Default, no Grantor will, without the Collateral Trustee’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon; provided that, so long as no Specified Default has occurred and is continuing, a Grantor may grant or make extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business or in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

SECTION 5.02. Application of Proceeds. The Collateral Trustee shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, in accordance with Section 4 of the Intercreditor Agreement.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Trustee to exercise rights and remedies under this Agreement at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Trustee an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Trustee may be exercised, at the option of the Collateral Trustee, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Trustee in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Trustee if the Collateral Trustee were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Trustee in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Trustee may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Trustee, in its reasonable discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Trustee shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Trustee may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Trustee sells.

ARTICLE VI.

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 6.03), each Grantor agrees that (a) in the event a payment shall be made by any Grantor under this Agreement on behalf of another Grantor (such other Grantor, the “Primary Grantor”), such Primary Grantor shall indemnify such Grantor for the full amount of such payment and such Grantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any First-Lien Secured Party against a Primary Grantor, such Primary Grantor shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Grantor (a “Contributing Grantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Grantor hereunder in respect of any Obligation, or assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any First-Lien Secured Party, and such other Grantor (the “Claiming Grantor”) shall not have been fully indemnified by a Primary Grantor as provided in Section 6.01, the Contributing Grantor shall indemnify the Claiming Grantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Grantor on the date hereof and the denominator shall be the aggregate net worth of all the Grantors on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 7.14, the date of the supplement hereto executed and delivered by such Grantor). Any Contributing Grantor making any payment to a Claiming Grantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Grantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the Discharge of Obligations in accordance with the Intercreditor Agreement and no Grantor shall execute any such subrogation or contribution right prior to the Discharge of Obligations. No failure on the part of the Borrower or any Subsidiary Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder, and each Subsidiary Guarantor shall remain liable for the full amount of its obligations hereunder.

(b) The Borrower and each Subsidiary Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall be fully subordinated to the Discharge of Obligations in accordance with the Intercreditor Agreement.

ARTICLE VII.

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.7 of the Intercreditor Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.7 of the Intercreditor Agreement in which case such Subsidiary Guarantor shall be deemed to have received such notice.

SECTION 7.02. Security Interest Absolute. All rights of the Collateral Trustee hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement, any other Financing Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement, any other Financing Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on Collateral or any other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Credit Parties in the Financing Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Financing Document shall be considered to have been relied upon by the other First-Lien Secured Parties and shall survive the execution and delivery of the Financing Documents and the making of any loans, extensions of credit, issuances of letters of credit, hedging arrangements or other financial accommodations, regardless of any investigation made by any other First-Lien Secured Parties on its behalf and notwithstanding that the Collateral Trustee or any other First-Lien Secured Parties may have had notice or knowledge of any Default under any Financing Document, Event of Default or incorrect representation or warranty at the time any loans, extensions of credit, issuances of letters of credit, hedging arrangements or financial accommodations are extended under any Financing Document, and shall continue in full force and effect as long as any Obligations are outstanding and unpaid.

SECTION 7.04. Binding Effect; Several Agreement; Certain References.

(a) This Agreement shall become effective as to any Grantor party hereto when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Trustee and a counterpart hereof shall have been executed on behalf of the Collateral Trustee, and thereafter shall be binding upon such Grantors and the Collateral Trustee and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Trustee and the other First-Lien Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement, the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents. This Agreement shall be construed as a separate agreement with respect to each Grantor party hereto and may be amended, modified, supplemented, waived or released with respect to any such Grantor without the approval of any other Grantor party hereto and without affecting the obligations of any other such Grantor hereunder.

(b) References in this Agreement to “Other Credit Agreement,” “Other Administrative Agent,” “Issuing Bank,” “L/C Issuer,” “Other Lenders” and “Reimbursement Agreement” shall be effective upon compliance with the requirements set forth in Section 9.2(d) of the Intercreditor Agreement.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Trustee that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. Collateral Trustee’s Fees and Expenses; Indemnification.

(a) Each Grantor agrees, on a joint and several basis, to pay or reimburse (as applicable) the Collateral Trustee for all its reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Collateral Trustee and of a single local counsel in each relevant jurisdiction) incurred in collecting against a Grantor under the Guaranty or otherwise enforcing or protecting any rights or remedies of the Collateral Trustee under this Agreement or the other Financing Documents including all reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations, in each case within fifteen (15) days of receipt by the applicable Grantor of a written demand therefor.

(b) Without limitation of its indemnification obligations under the other Financing Documents, each Grantor jointly and severally agrees to indemnify the Collateral Trustee and its directors, officers, employees, partners, agents and other representatives and their respective successors (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from any and all losses, claims, damages, liabilities, penalties, actions, judgments, suits, costs and related reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of a single counsel for the Collateral Trustee and of a single local counsel in each relevant jurisdiction), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Credit Party) arising out of, or in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Grantor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, penalties, actions, judgments, suits, costs or reasonable expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or (y) are owed with respect to disputes between and among Indemnitees (other than disputes against any Indemnitee in its capacity as Collateral Trustee or any other Agent or Secured Debt Representative) and not arising out of any act or omission of the Borrower or any of its respective Subsidiaries. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives any claim against any Grantor or Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transaction, any Loan or use of proceeds; provided that such waiver shall not include or affect in any way the obligations of the Borrower to indemnify the Indemnitees as set forth in this Section 7.06.

If for any reason the foregoing indemnification is unavailable to an Indemnitee or insufficient to hold it harmless, then the Grantors will contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of (i) such Grantor and their respective Subsidiaries, Affiliates, shareholders, partners, members or other equity holders on the one hand and (ii) the Indemnitee on the other hand in the matters contemplated by the indemnities set forth in the preceding paragraph as well as the relative fault of (x) such Grantors and their respective Subsidiaries, Affiliates, shareholders, partners, members or other equity holders on the one hand and (y) the Indemnitee with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The indemnity and contribution obligations of the Grantors under this paragraph will be in addition to any liability which the Grantors may otherwise have and will be binding upon and inure to the benefit of any successors and assigns of the Grantors, the Indemnitees, any such Subsidiaries and any such Affiliates.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Financing Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations or the invalidity or unenforceability of any term or provision of this Agreement or any other Financing Document. All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest, on and from the date of demand, at the rate specified in the Credit Agreement.

SECTION 7.07. Collateral Trustee Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Trustee as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Trustee may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest (provided that in no such event shall such appointment extend beyond the termination of this Agreement). Without limiting the generality of the foregoing, the Collateral Trustee shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Trustee’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Trustee, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Trustee were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Trustee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Trustee, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Trustee and the other First-Lien Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith.

SECTION 7.08. Waivers; Amendment.

(a) No failure or delay by the Collateral Trustee, the Administrative Agent or any other First-Lien Secured Party in exercising any right or power hereunder or under any other Financing Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Trustee, the Administrative Agent and the other First-Lien Secured Parties hereunder and under the other Financing Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Financing Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of loans, extensions of credit, issuances of letters of credit, hedging arrangements or financial accommodations shall not be construed as a waiver of any Default under any Financing Document or Event of Default, regardless of whether the Collateral Trustee or any other First-Lien Secured Party may have had notice or knowledge of such Default under any Financing Document or Event of Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Trustee and the Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 5.2 or Section 9.3 of the Intercreditor Agreement.

SECTION 7.09. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Financing Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of a counterpart via facsimile or other electronic transmission shall constitute delivery of an original counterpart. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Trustee.

SECTION 7.11. Headings. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

SECTION 7.12. Applicable Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN MANDATORY PROVISIONS OF THE UNIFORM COMMERCIAL CODE RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF A SECURITY INTEREST). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF (i) ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR (ii) THE ADMINISTRATIVE AGENT, ANY OTHER ADMINISTRATIVE AGENT, ANY LENDER, ANY OTHER LENDER, ANY L/C ISSUER OR THE HOLDER OF ANY NOTE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT

IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 7.13. Termination or Release.

(a) This Agreement, the guarantees made herein, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall not terminate until the receipt of notice by the Collateral Trustee of the Discharge of Obligations in accordance with the Intercreditor Agreement.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon (i) the consummation of any transaction permitted by the Credit Agreement, any Other Credit Agreement and any Reimbursement Agreement and permitted (if addressed therein or, otherwise, not prohibited) by the other applicable Financing Documents as a result of which such Subsidiary Guarantor ceases to be a Subsidiary or (ii) the designation of such Subsidiary as an Unrestricted Subsidiary or Excluded Subsidiary pursuant to Section 9.11 of the Credit Agreement and any analogous section of any Other Credit Agreement and any Reimbursement Agreement.

(c) Collateral shall be released in accordance with Section 5.1 of the Intercreditor Agreement.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Trustee shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or representation or warranty by the Collateral Trustee or any First-Lien Secured Party. Without limiting the provisions of Section 7.06, the Borrower shall reimburse the Collateral Trustee upon demand for all reasonable and documented costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.13.

SECTION 7.14. Additional Restricted Subsidiaries. Any Restricted Subsidiary (as defined in the Credit Agreement) that is required to become a party hereto pursuant to the Credit Agreement, any Other Credit Agreement, any Reimbursement Agreement or any other Financing Document shall enter into this Agreement as a Subsidiary Guarantor and a Grantor upon becoming such a Restricted Subsidiary. Upon execution and delivery by the Collateral Trustee and such Restricted Subsidiary of a supplement in the form of Exhibit A hereto, such Restricted Subsidiary shall become a Subsidiary Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 7.15. Intercreditor Agreement Controls. Notwithstanding anything herein to the contrary, (a) the Lien and security interests granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the terms of the Intercreditor Agreement and (b) in the event of any conflict between the terms hereof and the terms of the Intercreditor Agreement, the Intercreditor Agreement shall govern and control; provided that, for the avoidance of doubt, any provisions in this Agreement governing the creation and perfection of a security interest in, or otherwise establishing the Collateral Trustee’s or First-Lien Secured Parties’ rights in, the Collateral shall govern and be of full force and effect, notwithstanding any provision to the contrary in the Intercreditor Agreement.

SECTION 7.16. Effectiveness of Obligations of RJS Credit Parties. Notwithstanding anything to the contrary in this Agreement, the obligations of each RJS Credit Party (as defined in Schedule 13.16 to the Credit Agreement) pursuant to this Agreement shall be deemed to be of no force or effect until the RJS Release Date (as defined in Schedule 13.16 to the Credit Agreement) shall have occurred. The provisions of this Section 7.16 shall immediately terminate and be of no further force and effect as of the RJS Release Date and from and after such date the obligations of each RJS Credit Party shall be effective to the extent provided herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PPL ENERGY SUPPLY, LLC, as Borrower

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

SUBSIDIARY GUARANTORS:
BARNEY M. DAVIS, LP
By:	TOPAZ POWER GROUP GP II, LLC its sole General Partner
By:	TOPAZ POWER HOLDINGS, LLC its Managing Member
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
BRANDON SHORES LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
C/R TOPAZ HOLDINGS, LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
FORT ARMISTEAD ROAD - LOT 15 LANDFILL, LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

H.A. WAGNER LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
JADE POWER GENERATION HOLDINGS LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
LAREDO WLE, LP
By:	TOPAZ POWER GROUP GP II, LLC its sole General Partner
By:	TOPAZ POWER HOLDINGS, LLC its Managing Member
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
LOWER MOUNT BETHEL ENERGY, LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

NUECES BAY WLE, LP

By:	TOPAZ POWER GROUP GP II, LLC its sole General Partner

By:	TOPAZ POWER HOLDINGS, LLC its Managing Member

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

PENNSYLVANIA MINES, LLC

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

PPL BRUNNER ISLAND, LLC

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

PPL ENERGYPLUS, LLC

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

PPL GENERATION, LLC

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

PPL INVESTMENT CORPORATION

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: President

PPL MARTINS CREEK, LLC

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

PPL MONTOUR, LLC

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

PPL SUSQUEHANNA, LLC

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

RAVEN FS PROPERTY HOLDINGS LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
RAVEN LOT 15 LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
RAVEN POWER FINANCE LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
RAVEN POWER FORT SMALLWOOD LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
RAVEN POWER GENERATION HOLDINGS LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

RAVEN POWER MARKETING LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
RAVEN POWER OPERATING LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
RJS POWER HOLDINGS LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
RJS POWER LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
TOPAZ POWER GROUP GP II, LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

TOPAZ POWER GROUP LP II, LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer
TOPAZ POWER HOLDINGS, LLC
By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Vice President and Treasurer

CITIBANK, N.A., as Collateral Trustee

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Managing Director & Vice President

Schedule I

SCHEDULE I

GRANTOR INFORMATION

Grantor Information

Legal Names, Organizational Type, Jurisdictions of Organization and Organizational Identification Numbers

Grantor	Type of Organization (e.g. corporation, limited liability company, partnership)	Jurisdiction of Organization / Formation	Organizational Identification Number

Schedule II

SCHEDULE II

EQUITY INTERESTS; PLEDGED DEBT SECURITIES

Equity Interests:

Debtor/Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Issued and Outstanding	% of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

Pledged Debt Securities:

Schedule III

SCHEDULE III

INTELLECTUAL PROPERTY

Part A — Owned Intellectual Property

Trademark	Filing Date/ Issued Date	Owner	Application/ Registration No.

Copyright	Filing Date/ Issued Date	Owner	Application/ Registration No.

Patents

Part B — Licensed Intellectual Property

Schedule IV

SCHEDULE IV

CERTAIN UNCERTIFICATED LIMITED LIABILITY COMPANY INTERESTS AND

LIMITED PARTNERSHIP INTERESTS

Exhibit A

SUPPLEMENT NO. [·] dated as of [·], to the Guarantee and Collateral Agreement dated as of June 1, 2015 (the “Guarantee and Collateral Agreement”), among PPL ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Borrower”), each Restricted Subsidiary (as defined in the Credit Agreement referred to below) of the Borrower from time to time party thereto (each such Restricted Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the “Grantors”) and CITIBANK, N.A. (“Citi”), as collateral trustee (in such capacity, the “Collateral Trustee”) for the First-Lien Secured Parties (as defined herein).

A. Reference is made to (i) the Credit Agreement dated as of June 1, 2015 (as amended, restated, amended and restated, replaced, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders named therein (the “Lenders”), and Citi, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Trustee for the Lenders, (ii) the credit agreement (as amended, restated, amended and restated, replaced or otherwise modified and/or supplemented from time to time, the “Other Credit Agreement”), [which may be entered into on a future date] [dated as of [ ]], among the Borrower, Citicorp USA, Inc., as issuing bank (the “Issuing Bank”), the lenders from time party thereto (together with the Issuing Bank, the “Other Lenders”), Citicorp USA, Inc., as administrative agent (in such capacity, the “Other Administrative Agent”), and the Collateral Trustee, (iii) the reimbursement agreement (as amended, restated, amended and restated, replaced or otherwise modified and/or supplemented from time to time, the “Reimbursement Agreement”), [which may be entered into on a future date] [dated as of [ ]], between the Borrower and Citibank, N.A. (the “L/C Issuer”), and (iv) the Collateral Trust and Intercreditor Agreement dated as of June 1, 2015 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, the Administrative Agent, the Collateral Trustee, the Subsidiaries of the Borrower from time to time party thereto and certain other Persons from time to time party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement, Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders, [any] [each] Other Lender and [any] [the] L/C Issuer to make Loans and issue letters of credit and certain other First-Lien Secured Parties to make extensions of credit to the Credit Parties under the Financing Documents. Section 7.14 of the Guarantee and Collateral Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement, [any] [the] Other Credit Agreement and [any] [the] Reimbursement Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders, [any] [each] Other Lender and [any] [the] L/C Issuer to make additional Loans and issue additional letters of credit and certain other First-Lien Secured Parties to make extensions of credit to the Credit Parties under the Financing Documents.

Accordingly, the Collateral Trustee and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.14 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, (i) the New Subsidiary unconditionally guarantees jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations and (ii) the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Trustee, its successors and assigns, for the benefit of the First-Lien Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Trustee and the other First-Lien Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

The New Subsidiary hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct (a) legal name of such New Grantor, its jurisdiction of formation and the location of its chief executive office, (b) schedule of all the Pledged Securities and Instruments of such New Grantor (c) schedule of all Commercial Tort Claims of such Grantor in an amount in excess of $5,000,000 individually (or $15,000,000 in the aggregate for all such amounts that are $5,000,000 or less) and (d) schedule of all Patents, registered Trademarks and applications therefor, Copyright registrations and exclusive Copyright licenses.

SECTION 3. This Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of a counterpart via facsimile or other electronic transmission shall constitute delivery of an original counterpart. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Trustee.

SECTION 4. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 5. (a) THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN MANDATORY PROVISIONS OF THE UNIFORM COMMERCIAL CODE RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF A SECURITY INTEREST). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS SUPPLEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF (i) ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR (ii) THE ADMINISTRATIVE AGENT, ANY OTHER ADMINISTRATIVE AGENT, ANY LENDER, ANY OTHER LENDER, ANY L/C ISSUER OR THE HOLDER OF ANY NOTE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS SUPPLEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS SUPPLEMENT HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiary may be given to it in care of the Borrower as provided in Section 7.01 of the Guarantee and Collateral Agreement.

SECTION 8. The New Subsidiary agrees to reimburse the Collateral Trustee for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Trustee have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

CITIBANK, N.A., as Collateral Trustee

By:
Name:
Title:

Schedule I to Exhibit A

New Subsidiary Information

Legal Names, Organizational Type, Jurisdictions of Organization and Organizational Identification Numbers

New Subsidiary	Type of Organization (e.g. corporation, limited liability company, partnership)	Jurisdiction of Organization/ Formation	Organizational Identification Number

Schedule II to Exhibit A

Equity Interests

Debtor/Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Issued and Outstanding	% of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

Pledged Debt

Schedule III to Exhibit A

Intellectual Property

Part A — Owned Intellectual Property Patent

United States Patent Registrations

Patent	Filing Date/ Issued Date	Owner	Application/ Registration No.
Trademark
Copyright

Part B — Licensed Intellectual Property